LOAN AGREEMENT

         This LOAN AGREEMENT ("Agreement") is made and entered into effective the 11 day of January, 1991, by and between STEPHEN F. BRANDON ("Lender") and NICHE PHARMACEUTICALS, INC., a Texas corporation ("Borrower").

         WHEREAS, Borrower desires to obtain a loan from Lender and Lender is willing to make such loan on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the parties agree as follows:

         1. LOAN. Lender shall make available to Borrower an aggregate sum of Five Hundred Thousand Dollars ($500,000.00) for loan to Borrower. Borrower may from time to time during the term of this Agreement make requests for advances on the loan, such advances not to exceed in the aggregate the principal sum of Five Hundred Thousand Dollars ($500,000.00). Any amounts advanced under the loan shall bear interest at the rate of ten percent (10%) per annum.

         2. REPAYMENT. Borrower shall repay any or all amounts advanced by Lender hereunder upon demand by Lender therefor. Borrower's obligation to repay to Lender any amounts advanced hereunder shall be represented by Borrower's promissory note to Lender executed contemporaneously herewith and attached hereto.

         3. TERM. This Agreement shall be in effect for a period of one (1) year from the effective date hereof. This Agreement shall be automatically renewed and extended for successive one year


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periods  unless either party shall give written  notice of  termination at least thirty (30) days prior to the end of the initial or any renewal term.

         4. SUCCESSORS AND ASSIGNS. The rights and obligations of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties.

         5. PARAGRAPH HEADINGS. The paragraph headings contained herein are for convenience only, and do not purport to accurately summarize the contents of the paragraph they head, and shall not modify, or in any way affect the provisions of this Agreement or be of any relevance in the construction thereof.

         6. APPLICATION LAW. This Agreement shall be subject to, construed in accordance with, and governed by, the laws of the State of Texas. Venue of any legal proceeding hereunder shall be in Tarrant County, Texas.

         7. MUTUAL PREPARATION. Each party has read the foregoing Agreement, fully understands the contents thereof, and is under no duress or pressure of any sort to execute it. This Agreement was mutually prepared and shall not be construed against any party by reason of his role in such preparation.

         8. MISCELLANEOUS. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provisions had never


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been contained herein. If, moreover, any one or more of the provisions contained in this Agreement shall, for any reason, be held to be excessively as to time, duration, geographical scope, activity, or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

         9. COUNTERPARTS. This Agreement may be executed in multiple counter-parts, but all counterparts taken together shall constitute one and the same agreement, binding upon all of the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Loan Agreement effective the date set forth above.

                                         LENDER:

                                          /s/ Stephen F. Brandon
                                         ----------------------
                                         STEPHEN F. BRANDON


                                         BORROWER:

                                         NICHE PHARMACEUTICALS, INC.,
                                         A Texas corporation

                                         By:    /s/  Stephen F. Brandon
                                         ------------------------------
                                         STEPHEN F. BRANDON, President






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